                                                                    Exhibit 4.2

                               IL FORNAIO [LOGO]

COMMON STOCK                                                                                  COMMON STOCK
[GRAPHIC WITH CENTER SPACE]                   IL FORNAIO (AMERICA) CORPORATION                [GRAPHIC WITH CENTER SPACE]
FBU                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFICATE IS TRANSFERABLE                                                              AND A STATEMENT AS TO THE POWERS,
IN BOSTON, MA OR NEW YORK, NY                                                                 PREFERENCES, RESTRICTIONS AND RIGHTS
                                                                                              OF SHARES

                                                                                              CUSIP 451926 10 9

THIS CERTIFIES THAT
[GRAPHIC OF RESTAURANT PERSONNEL SERVING FOOD]
IS THE OWNER OF


 FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                        IL FORNAIO (AMERICA) CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Paul J. Kelley
--------------------------
VICE PRESIDENT, FINANCE
CHIEF FINANCIAL OFFICER & SECRETARY

/s/ Laurence B. Mindel
--------------------------
CHIEF EXECUTIVE OFFICER &
CHAIRMAN OF THE BOARD

[SEAL]
IL FORNAIO (AMERICA) CORPORATION
CORPORATE
SEAL
DELAWARE


COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
       TRANSFER AGENT AND REGISTRAR
BY                  /s/ [ILLEGIBLE]
               AUTHORIZED SIGNATURE

                        IL FORNAIO (AMERICA) CORPORATION

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                       UNIF GIFT MIN ACT - ..........Custodian.................
TEN ENT - as tenants by the entirities                                   (Cust)              (Minor)
JT TEN  - as joint tenants with right of                                 under Uniform Gifts to Minors
          survivorship and not as tenants                                Act ................................
          in common                                                                      (State)

                                                     UNIF TRF MIN ACT -  ..........Custodian (until age.....)
                                                                         (Cust)
                                                                         .............under Uniform Transfers
                                                                           (Minor)
                                                                         to Minors Act ......................
                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                            ]

______________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________
_______________________________________________________________________________
_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________

                                              X ________________________________
                                              X ________________________________

                                              NOTICE: THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

Signature(s) Guaranteed

By _____________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.